UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

CĪON Investment Corporation
 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On December 8, 2016, CĪON Investment Corporation ("CĪON") further amended and restated its distribution reinvestment plan (the "Fourth Amended DRIP" and, as further amended and restated, the "Fifth Amended DRIP").  The Fifth Amended DRIP will be effective as of, and will first apply to the reinvestment of cash distributions paid on or after, February 1, 2017.

Under the Fourth Amended DRIP, cash distributions to participating shareholders are reinvested in additional shares of common stock of CĪON ("Shares") at a purchase price equal to 90% of the public offering price per Share in effect as of the date of issuance.

Under the Fifth Amended DRIP, cash distributions to participating shareholders will be reinvested in additional Shares at a purchase price that is equal to the estimated net asset value per Share as of the date of issuance.  No other material terms of the Fourth Amended DRIP have been amended in connection with the Fifth Amended DRIP.

 The foregoing description of the Fifth Amended DRIP is a summary only and is qualified in all respects by the provisions of the Fifth Amended DRIP, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 8.01. Other Events.

On December 8, 2016, CĪON amended the terms of its quarterly share repurchase program. The amendments to the share repurchase program will be effective as of CĪON's quarterly repurchase offer for the fourth quarter of 2016, which commenced on November 18, 2016 and will be completed in January 2017.

Under the existing share repurchase program, CĪON offers to repurchase Shares on a quarterly basis at a price equal to 90% of the public offering price per Share in effect on each date of repurchase. Under the amended share repurchase program, CĪON will offer to repurchase Shares at a repurchase price that is equal to the estimated net asset value per share determined on each date of repurchase.

CĪON will file an amendment to its tender offer materials for the fourth quarter of 2016 with the Securities and Exchange Commission following the filing of this Current Report on Form 8-K that discloses the foregoing amendment to the quarterly share repurchase program.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
4.1	Fifth Amended and Restated Distribution Reinvestment Plan of CĪON Investment Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	December 8, 2016	By: /s/ Michael A. Reisner
Co-President and Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
4.1	Fifth Amended and Restated Distribution Reinvestment Plan of CĪON Investment Corporation.